UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2026

TERAWULF INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41163	87-1909475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Federal Street

Easton, Maryland 21601

(Address of principal executive offices) (Zip Code)

(410) 770-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	WULF	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Justified Data Campus Lease

On July 6, 2026, TeraWulf Inc. (the “Company”) announced that its subsidiary Raylan Data LLC (the “Landlord”) entered into a 20-year lease agreement (the “Justified Data Campus Lease”) with Anthropic PBC (“Anthropic”), as tenant. Under the Justified Data Campus Lease, the Landlord will provide Anthropic with approximately 401 MW of critical IT load for high-performance computing (“HPC”) operations at the Company’s data center campus located in Hawesville, Kentucky (the “Justified Data Campus”). Delivery of the leased capacity is expected to occur in phases beginning in late 2027 and concluding in early 2028. Anthropic’s obligation to pay rent under the Justified Data Campus Lease will commence upon the delivery of the applicable leased premises and continue for a term of 20 years thereafter, subject to Anthropic’s option to extend the term for up to an additional ten years through two successive five-year renewal options. Anthropic’s payment obligations under the Justified Data Campus Lease are expected to be supported by an investment-grade credit.

Abernathy Transaction

On July 6, 2026 (the “Closing Date”), the Company announced that Big Country Wulf LLC, a subsidiary of the Company (the “TeraWulf Member”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Fluidstack CS I Inc. (“Fluidstack”) and certain other purchasers (together with Fluidstack, the “Purchasers”), pursuant to which the TeraWulf Member agreed to sell to the Purchasers, and the Purchasers agreed to purchase from the TeraWulf Member, all of the TeraWulf Member’s equity interests in FS CS I LLC (the “Transaction”). The aggregate consideration payable to the TeraWulf Member in the Transaction is approximately $530 million, payable in three installments: (i) $250 million within 14 days following execution of the Purchase Agreement, (ii) $150 million on or before December 31, 2026, and (iii) approximately $130 million, subject to certain adjustments, on or before April 30, 2027.

In connection with the Transaction, the TeraWulf Member, FS CS I LLC, and the Purchasers have each agreed to provide mutual releases of claims, subject to the terms and conditions set forth in the Purchase Agreement. Upon consummation of the Transaction, TeraWulf Member will cease to own any equity interests in FS CS I LLC, subject to certain surviving rights and obligations as set forth in the Purchase Agreement.

On July 6, 2026, the Company issued a press release announcing the Justified Data Campus Lease and the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by TeraWulf Inc., dated July 6, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “seek,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “strategy,” “opportunity,” “predict,” “should,” “would” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf's management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) our ability to attract additional customers to lease our HPC data centers; (2) our ability to perform under our existing data center lease agreements; (3) changes in applicable laws, regulations and/or permits affecting TeraWulf's operations or the industries in which it operates; (4) the ability to implement certain business objectives, including its HPC data center development, and to timely and cost-effectively execute related projects; (5) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to expansion or existing operations; (6) adverse geopolitical or economic conditions, including a high inflationary environment and the implementation of new tariffs and more restrictive trade regulations; (7) the potential of cybercrime, money-laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (8) the availability and cost of power as well as electrical infrastructure equipment necessary to maintain and grow the business and operations of TeraWulf; (9) operational and financial risks associated with the development of data center campuses, including risks associated with financing project-related costs; and (10) other risks and uncertainties detailed from time to time in the Company's filings with the Securities and Exchange Commission (“SEC”). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company's filings with the SEC, which are available at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2026	TERAWULF INC.

	By:	/s/ Patrick A. Fleury
	Name:	Patrick A. Fleury
	Title:	Chief Financial Officer